THE LAZARD FUNDS, INC.
Lazard International Quality Growth Portfolio

Supplement to Current Summary Prospectus and Prospectus

As of December 31, 2022 (the "Effective Date"), the following will replace “Management—Portfolio Managers/Analysts" in the summary prospectus for Lazard International Quality Growth Portfolio and "Lazard Funds Summary Section—Lazard International Quality Growth—Management—Portfolio Managers/Analysts" in the prospectus:

Louis Florentin-Lee, portfolio manager/analyst on the Investment Manager’s Global Equity Select team, has been with the Portfolio since December 2018.

Barnaby Wilson, portfolio manager/analyst on the Investment Manager’s Global Equity team, has been with the Portfolio since December 2018.

Robert Failla, portfolio manager/analyst on the Investment Manager’s International Quality Growth team, has been with the Portfolio since May 2020.

As of the Effective Date, the following will supersede and replace any contrary information in the section entitled "Lazard Funds Fund Management—Portfolio Management" in the prospectus:

International Quality Growth Portfolio—Louis Florentin-Lee and Barnaby Wilson (each since December 2018) and Robert Failla (since May 2020)

Dated: October 14, 2022